OPT
OCEAN POWER TECHNOLOGIES



New Products and Commercial Update

November 2018

Nasdaq: OPTT

OPT
OCEAN POWER TECHNOLOGIES

Forward Looking Statements

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys™ and other products and services; increasing the power output of PowerBuoys™; hiring new key employees; expected costs of company products; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

Ocean Power Technologies – who we are…

Market Statement:

"OPT is a manufacturer of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote offshore topside and subsea applications."


DANGER
KEEP AWAY
A
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OCEAN POWER TECHNOLOGIES

New Facility
Monroe Township, NJ


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Products and Services

Fully Commercial Today



PB3 PowerBuoy™

- Longer Deployments
- Persistence
- Low Maintenance
- Sustainability



Support Services

- Customization
- Packaged Options
- Innovation Services
- Marine Services

Under Development



hybrid PowerBuoy™

- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable



Subsea Battery Solutions

- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy™



Anchorless PowerBuoy™

- Advanced Design
- Self Propelled
- Quick Deploy
- Defense Focus


UMBILICAL

Integrated Mooring

- Combined power and comms
- Quick installation

Hybrid PowerBuoy™

- Over 1,000 kW (1+ MegaWatt) energy capability
- Compact, lightweight, and easy to deploy
- "Hot-swap" instead of refueling at sea
- Scalable for higher-powered applications
- Quick/easy shipment to remote locations



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Hybrid PowerBuoy™

Applications:

- Subsea battery recharging
- Short-duration ROV and AUV deployments
- Topside surveillance applications
- Emergency backup and auxiliary power
- Ocean monitoring, weather stations, sensor power
- Modular chemical injection



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Subsea Battery Solutions

- High performance/cost efficient power
- Quick and easy to deploy and retrieve
- Insensitive to severe weather conditions
- Modular components - wide range of capabilities
- Proven and robust technology components



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Anchorless PowerBuoy™

- Self-propelled – no anchor needed!
- Self contained – no external moving parts
- Remotely operated smart device
- Quick deploy and simple retrieve
- Liquid-fueled back-up
- Leverages OPT ocean-proven designs & capabilities


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Mooring Systems


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SUB SURFACE BUOY
BRIDLE
BRIDLE
BRIDLE
SUB SURFACE BUOY
ANCHOR SYSTEM
UMBILICAL
ANCHOR SYSTEM
SUB SURFACE BUOY
ANCHOR SYSTEM
1,000 - 3,000 METRES

Marketing Plan and Philosophy

- Building backlog
- Leveraging projects
- Products and services
- Sales versus rentals


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Current orders

O&G PB3 Contract Eni S.p.A. – March '18

O&G PB3 Contract Premier Oil – June '18

Services Contract Enel – August '18

Target Market Buying Process

New/repeat customers, multiple PowerBuoy™ purchases revenue backlog generation

Initial demonstration projects, rental/service revenues, “try before you buy”

Budgetary estimates, technical proposals, contract negotiations

Non-disclosure agreements, front-end engineering design (FEED) studies


Revenue Stream
Launch Customers
Proposals
Project Scoping

Transaction Economics


COMMUNICATION ANTENNA
VIDEO CAMERA
RADAR
NAVIGATION LIGHT
SATELLITE TRACKER
ANTENNAS
CELLULAR
SATELLITE
WIFI
AIS



Base PowerBuoy™ + Value-Added Engineering + Support Services

Base PowerBuoy™

- Sale or Lease

Value-Added Engineering

- Packaged Options
- Customization
- Integration Services

Support Services

- Marine Services
- Remote Monitoring
- Extended Service Agreements

Project economics

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PowerBuoy RENTAL and Services

Example sequential payment milestones (% contract revenues recognized) and timing



Contract (0%)
Design / Customize (10%)
Integrate / Test (10%)
Ship (10%)
Deploy (10%)
Monthly Rent (60% divided by # months)
1 to 3 months
1 to 2 months
1 to 2 months
0 to 2 months
3 to 18 months
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Cumulative % Revenues Recognized

PowerBuoy SALE and Services

Typical preferred sequential payment milestones (% contract revenues recognized) and timing



Contract (10%)
Procure / Build (35%)
Integrate / Test / Acceptance (15%)
Ship (30%)
Deploy (10%)
1 to 6 months
1 to 3 months
1 to 2 months
0 to 2 months
10%
45%
60%
90%
100%
Cumulative % Contract Revenues Recognized



Opportunity Pipeline

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OCEAN POWER TECHNOLOGIES

50 Active Opportunities through FY21

- >$35 Million Potential Revenues
- 75% Offshore Oil & Gas
  - ~50% Subsea Charging
  - ~40% Surveillance & Monitoring
  - ~10% Other

>$10 million in proposals issued toward FY19 backlog

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Summary

- Robust markets
- Innovative solutions
- Growing demand
- Expanding patent portfolio
- Strengthening delivery capabilities





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OCEAN POWER TECHNOLOGIES

For more information, contact:

Michael Porter, President
Porter, LeVay & Rose
Ocean@plrinvest.com
(212) 564-4700

www.oceanpowertechnologies.com

Thank You